SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-120916	30-0183252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79

(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The original Form 8-K, filed on November 15, 2006, is hereby amended by this Form 8-K/A to amend the Pooling and Servicing Agreement, dated as of October 1, 2006, among Structured Asset Mortgage Investments II Inc. as seller, Wells Fargo Bank, N.A., as trustee, and EMC Mortgage Corporation.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

Amendment No. 1 to the Pooling and Servicing Agreement, dated as of January 31, 2007 among Structured Asset Mortgage Investments II Inc. as seller, Wells Fargo Bank, N.A, as trustee and EMC Mortgage Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: January 31, 2007

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

10.01	4	Amendment No. 1 to Pooling and Servicing Agreement	6

EXHIBIT 1

AMENDMENT NO. 1 TO

POOLING AND SERVICING AGREEMENT

among

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as Depositor

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

and

EMC MORTGAGE CORPORATION

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Bear Stearns Mortgage Funding Trust 2006-AR3,

Mortgage Pass-Through Certificates, Series 2006-AR3

Dated as of January 31, 2007

This AMENDMENT NO. 1 is made and entered into as of this 31 day of January 2007 to that certain Pooling and Servicing Agreement (the “Agreement”), by and among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee and EMC Mortgage Corporation, as sponsor.

SECTION 1. DEFINED TERMS. UNLESS OTHERWISE AMENDED BY THE TERMS OF THIS AMENDMENT NO. 1, TERMS USED IN THIS AMENDMENT NO. 1 SHALL HAVE THE MEANINGS ASSIGNED IN THE AGREEMENT.

SECTION 2. AMENDMENT TO AGREEMENT. PURSUANT TO SECTION 11.02(B) OF THE AGREEMENT, THE AGREEMENT IS HEREBY AMENDED EFFECTIVE AS OF THE DATE OF THE AGREEMENT AS FOLLOWS:

2.1          The defined term “Class I-X Notional Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"Class I-X Notional Amount: With respect to any Distribution Date and the Class I-X Certificates, the aggregate Stated Principal Balance immediately prior to such Distribution Date of the Hard Prepayment Charge Loans ~~Group I Mortgage Loans having "hard" prepayment charges for a term of three years from origination~~."

2.2          The defined term “Hard Prepayment Charge Loan” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"Hard Prepayment Charge Loan: Any Group I Mortgage Loan with a three year prepayment charge term for which a “hard” Prepayment Charge may be assessed, as indicated on the Mortgage Loan Schedule."

2.3          Section 5.01(c)(i) footnote number 2 of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"(2)        REMIC I Regular Interest I-X-I~~I~~ will not have an Uncertificated Principal Balance, but will bear interest at a fixed pass-through rate equal to 0.400% per annum on a notional amount equal to the aggregate Stated Principal Balance immediately prior to such Distribution Date of the Hard Prepayment Charge Loans ~~Group I Mortgage Loans having "hard" prepayment charges for a term of three years from origination.~~"

2.4          Section 5.01(c)(ii) footnote number 3 of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"(3)        The Class XP Certificates will not bear any interest. The holders of the Class I-XP-2 Certificates will be entitled to the ~~“hard”~~ Prepayment Charges received on the Hard Prepayment Charge Loans ~~included in Loan Group I~~ and the holders of the Class I-XP-1

Certificates will be entitled to all other Prepayment Charges received on the Group I Mortgage Loans to the extent not retained by the related servicer. The holders of the Class II-XP Certificates will be entitled to the Prepayment Charges received on the Group II Mortgage Loans. The Class XP Certificates will not represent an interest in any REMIC. They will instead represent an interest in the Trust constituted by this Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans."

2.5          Section 11.02(a) of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"(a)         This Agreement may be amended from time to time by the Company, the Depositor, the Servicer and the Trustee, without notice to or the consent of any of the Certificateholders to (i) cure any ambiguity, (ii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) conform any provisions herein to the provisions in the Prospectus, (iv) comply with any changes in the Code, (v) to revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB or (~~i~~vi) make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that with respect to clauses (iv) and (vi) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided, further, that with respect to clauses (iv)) and (vi) of this Section 11.02(a), the Trustee may request an Opinion of Independent Counsel, addressed to the Trustee (but not at the expense of the Trustee), to the effect that such amendment will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding."

SECTION 3. EFFECTIVENESS OF AGREEMENT. EXCEPT AS EXPRESSLY AMENDED BY THE TERMS OF THIS AMENDMENT, ALL TERMS AND CONDITIONS OF THE AGREEMENT, AS AMENDED, SHALL REMAIN IN FULL FORCE AND EFFECT.

SECTION 4. EXECUTION IN COUNTERPARTS. THIS AMENDMENT NO. 1 MAY BE EXECUTED BY THE PARTIES HERETO IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE EXECUTED BY THE PARTIES HERETO AND BE DEEMED AN ORIGINAL AND ALL OF WHICH SHALL CONSTITUTE TOGETHER BY ONE AND THE SAME AGREEMENT.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Stacey Taylor
Name: Stacey Taylor
Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor

By: /s/ Debbie Pratt
Name: Debbie Pratt
Title: Senior Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 31 day of January, 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Senior Managing Director of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Mervin E. Horst
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 31 day of January, 2007 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson
Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 31 day of January, 2007 before me, a notary public in and for said State, personally appeared Debbie Pratt, known to me to be Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie D. Kearney
Notary Public

[Notarial Seal]